                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES
                  VAN KAMPEN HIGH YIELD AND TOTAL RETURN FUND

                     SUPPLEMENT DATED JULY 28, 2000 TO THE
                       PROSPECTUS DATED OCTOBER 28, 1999,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The Prospectus is supplemented by adding the following:

    Effective August 4, 2000, the Fund will suspend the continuous offering of its shares to new investors. However, persons in any of the following categories may continue to purchase shares: (i) existing shareholders of the Fund as of August 4, 2000; (ii) existing or future participants investing through retirement plans that owned shares of the Fund as of August 4, 2000; or (iii) existing or future participants investing through certain retirement and/or distribution programs as described in the Fund's Statement of Additional Information.

    The Fund's Board of Directors (the "Board") reviewed and approved a proposed reorganization (the "Reorganization") for the Fund. The Reorganization would provide that the Fund: (i) transfer all of its assets to the Van Kampen High Income Corporate Bond Fund (the "Acquiring Fund") in exchange solely for Class A, B and C shares of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Fund; (ii) distribute such shares of the Acquiring Fund to the Fund's shareholders; and (iii) be dissolved. The proposed Reorganization will be presented to the Fund's shareholders for approval at a special shareholder meeting, called for that purpose, at a date and time to be announced.

    (2) The first paragraph in the section entitled "INVESTMENT ADVISORY SERVICES -- INVESTMENT ADVISER -- ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT" is hereby deleted and replaced in its entirety with the following:

    The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory
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Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                            % PER ANNUM
------------------------                            -----------
First $500 million...............................  0.75 of 1.00%
Next $500 million................................  0.70 of 1.00%
Over $1 billion..................................  0.65 of 1.00%

    (3) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS -- BOARD OF DIRECTORS" is hereby amended by deleting Paul G. Yovovich, effective April 14, 2000, and by deleting and replacing Richard M. DeMartini* and Don G. Powell* with Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

    (4) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS -- OFFICERS" is hereby amended by deleting all information pertaining to Curtis W. Morell* and Tanya M. Loden*, effective January 31, 2000, Dennis J. McDonnell*, effective March 31, 2000, Peter W. Hegel*, effective May 31, 2000, and by deleting and replacing Stephen
L. Boyd's title of Vice President with Executive Vice President and Chief Investment Officer and Edward C. Wood, III*, Vice President, with John H. Zimmermann, III*, Vice President, effective April 17, 2000.

    (5) The information on the inside back cover of the Prospectus under the heading "FOR MORE INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted and replaced with the following:

                           DELOITTE & TOUCHE LLP
                           Two Prudential Plaza
                           180 N. Stetson Avenue
                           Chicago, Illinois 60601

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE